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                                                                  EXHIBIT 10.43
                     [THE GAINSCO COMPANIES LETTERHEAD]


                              October 31, 1995


Mr. Mark D. Brissman
Vice President
GAINSCO, INC.
1240 Lakeway Drive
Southlake, Texas 76092

Dear Mr. Brissman:

         The purpose of this letter is to supplement the change in control agreement (the "Change in Control Agreement") between you and GAINSCO Service Corp. dated November 10, 1994 in order to clarify the method by which notice can be given by one party to the other.

         Section 6 of the Change in Control Agreement shall be amended to read as follows:

                          "6.     Notice.  For the purpose of this Agreement,
                 notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage pre-paid, addressed as follows:

                 If to the Company:

                 GAINSCO Service Corp.
                 Attn: President
                 500 Commerce Street
                 Fort Worth, Texas 76102-5439

                 If to you:

                 Mark D. Brissman
                 1240 Lakeway Drive
                 Southlake, Texas 76092

                 or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt."
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         Additionally, you will find below the guarantee by GAINSCO, INC. of the performance of the obligations of GAINSCO Service Corp. under the Change in Control Agreement.

         If the proposed amendment to Section 6 set forth above is acceptable, please sign this letter in the place provided below. The second copy of this letter is for your records.

                                    GAINSCO Service Corp.


                                    By: /s/ Joseph D. Macchia
                                        ---------------------------------------
                                        Joseph D. Macchia
                                        Its President


ACCEPTED:


/s/  Mark D. Brissman
-----------------------------------
Mark D. Brissman


                                   GUARANTEE

         GAINSCO, INC., a Texas corporation, unconditionally guarantees payment and performance in full of all obligations of GAINSCO Service Corp. ("Service Corp.") under the change in control agreement dated November 10, 1994 (the "Change in Control Agreement") between GAINSCO Service Corp. and Mark D. Brissman and any renewals or extensions thereof whether or not the terms of the Change in Control Agreement are modified.

         This guarantee is a continuing guarantee and may not be revoked by the guarantor without the written consent of Mark D. Brissman and shall expire only when the Change in Control Agreement and all renewals or extensions of it have terminated.

                                    GAINSCO, INC.


                                    By: /s/ Joseph D. Macchia
                                        ---------------------------------------
                                        Joseph D. Macchia
                                        President